UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2019

LIQUIDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement and Common Stock Purchase Agreement

On December 23, 2019, Liquidia Technologies, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of an aggregate of 7,164,534 shares (the “Private Placement Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $3.13 per Private Placement Share. The closing of the Private Placement (the “Closing”) is expected to occur on or about December 27, 2019, subject to the satisfaction of customary closing conditions. The Company has granted the Purchasers indemnification rights with respect to its representations, warranties, covenants and agreements under the Purchase Agreement.

The aggregate gross proceeds for the sale of the Private Placement Shares will be approximately $22.4 million, before deducting placement agent fees and offering expenses. The Company will pay placement agent fees of approximately $1.3 million. Jefferies LLC (the “Placement Agent”) acted as the sole placement agent for the Private Placement.

The Company intends to use the net proceeds from the Private Placement for to complete ongoing development of LIQ861 and LIQ865 and for general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501 of Regulation D, and is acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Private Placement Shares were offered without any general solicitation by the Company or its representatives.

The Private Placement Shares sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Registration Rights Agreement

In connection with the Private Placement, on December 23, 2019 the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement (the “Registration Statement”) with the SEC within 60 days following the date of entry into the Registration Rights Agreement (the “Filing Deadline”) to register the Private Placement Shares for resale and use its best efforts to (i) cause the Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than that date that is five (5) business days after the date the Company receives written notification from the SEC that the Registration Statement will not be reviewed (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to 120 days after the Filing Deadline if such Registration Statement is reviewed by, and receives comments from, the SEC. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Transaction Documents

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement; provided, however, that the Placement Agent is an intended third-party beneficiary of the representations and warranties of the Company and each Purchaser contained therein. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Private Placement Shares were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Purchasers represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Private Placement Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Private Placement Shares have not been registered under the Securities Act and such Private Placement Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 8.01	Other Events.

Private Placement Press Release

On December 24, 2019, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ATM Agreement Sales

On December 24, 2019, the Company sold 2,007,788 shares (the “ATM Shares”) of Common Stock with gross proceeds of approximately $6.3 million at a price per ATM Share of $3.13 pursuant to that certain Open Market Sale Agreement℠, dated as of August 23, 2019 (the “ATM Agreement”), by and between the Company and Jefferies LLC, as sales agent and/or principal (the “Sales Agent”). Pursuant to the ATM Agreement, the Company will pay the Sales Agent a commission equal to 3.0% of the gross sales proceeds of any Common Stock sold through the Sales Agent.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the Company’s future results of operations and financial position, the Company’s strategic and financial initiatives, including the potential licensing of LIQ861, the Company’s business strategy and plans and objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding the anticipated closing of the Private Placement, the use of proceeds from the private placement, the filing of a registration statement to register the resale of the Private Placement Shares to be issued and sold in the Private Placement, clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including the filing of a New Drug Application (NDA) for LIQ861 and the Company’s ability to execute on its strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, including but not limited to whether the conditions for the closing of the Private Placement will be satisfied. These forward-looking statements are subject to a number of risks discussed in the Company’s filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment and the Company’s industry has inherent risks. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that these goals will be achieved, and the Company undertakes no duty to update its goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit

10.1+	Common Stock Purchase Agreement, dated as of December 23, 2019, by and among Liquidia Technologies, Inc. and the Purchasers.
10.2+	Registration Rights Agreement, dated as of December 23, 2019, by and among Liquidia Technologies, Inc. and the Purchasers.
99.1	Press Release of Liquidia Technologies, Inc., dated December 24, 2019.

+ Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10). The omitted information is not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 26, 2019	Liquidia Technologies, Inc.

	By:	/s/ Richard D. Katz, M.D.
		Name:	Richard D. Katz, M.D.
		Title:	Chief Financial Officer